205 DATURA STREET
                                                       WEST PALM BEACH, FL 33401
                                                       (561) 803-9900
PRESS RELEASE
FOR IMMEDIATE RELEASE

 Fidelity Bankshares Third Quarter Net Income Up 34% to $8.3M or $0.33 Diluted
                   EPS; Core Deposits Increase 18% Annualized

West Palm Beach,  FL,  October 18, 2005 -- Fidelity  Bankshares,  Inc.  (Nasdaq:
FFFL), the holding company for Fidelity Federal Bank & Trust, announced today that net income for the third quarter ended Sept. 30, 2005 was $8.3 million or $0.34 basic and $0.33 diluted earnings per share. This compared with $6.2 million or $0.28 basic and $0.27 diluted earnings per share in the third quarter of 2004. The increase of $2.1 million represented a 34% improvement in net income compared to the same quarter in 2004.

Net income for the nine months ended Sept. 30, 2005 was $23.7 million or $0.98 basic and $0.95 diluted earnings per share. This compared to $17.6 million or $0.80 basic and $0.78 diluted earnings per share for the comparable nine months in 2004. This was an increase of $6.2 million or 35% compared to the same period in 2004.

The company experienced mild net interest margin compression during the quarter. The net interest margin declined five basis points, from 3.64% at June 30, 2005 to 3.59% at Sept. 30, 2005.

Fidelity Bankshares Chairman and CEO Vince A. Elhilow said, "Our core deposits excluding CDs were up 17.9% on an annualized basis, or $108.4 million for the quarter and $350.1 million for the first nine months. This was consistent with our target of 15% to 20% annual expansion of deposits and loans. At the end of September, core deposits represented 76.3% of our deposits and CDs were 23.7%. Our branch expansion program is continuing. We expect to open two new branches late in the fourth quarter, and an additional branch will open early in the first quarter of 2005.

"Our loan demand continues to be strong," Elhilow continued. "Through the end of September, loan production rose 18.7% for commercial loans, 18.9% for consumer loans and 13.9% for residential mortgage loans compared to the same nine-month period in 2004."

The company's board of directors approved a cash dividend of $0.08 per share for stockholders of record on Sept. 30, 2005. This distribution was paid on Oct. 14, 2005.

At Sept. 30, 2005, Fidelity Bankshares, Inc., through its subsidiary Fidelity Federal Bank & Trust, had assets of $3.94 billion and deposits of $3.32 billion and operates in Florida through 48 offices in Palm Beach, Martin and St. Lucie counties.

An   investment    profile   on   Fidelity    Bankshares   may   be   found   on
http://www.hawkassociates.com/fffl/profile.htm.

Financial statements for the quarter follow.

For more information, contact Chairman and CEO Vince A. Elhilow or Chief Financial Officer Richard D. Aldred at (561) 803-9900, or Frank Hawkins or Julie Marshall, Hawk Associates, Inc., at (305) 451-1888, e-mail: info@hawkassociates.com. Information about Fidelity Bankshares, Inc. can be found on http://www.fidelityfederal.com. Copies of Fidelity Bankshares press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found on http://www.hawkassociates.com.


Forward-Looking Statements: When used in this report, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The company wishes to advise readers that the factors listed above could affect the company's financial performance and could cause the company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.


Fidelity Bankshares, Inc.
Financial  Highlights
(Unaudited)
                                                   Three Months             NineeMonths              Nine Months          Year
                                                      Ended            Ended           Ended             Ended            Ended
                                                  September 30,    September 30,   September 30,     September 30,     December 31,
                                                       2005             2004            2005             2004              2004
FOR THE PERIOD (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                         $53,983         $42,986        $149,384           $120,139         $164,664
Interest expense                                         20,311          15,246          52,906             43,901           59,864
Net interest income                                      33,672          27,740          96,478             76,238          104,800
Chargeoffs                                                  168             149             266                248              252
Recoveries                                                                  - -               -                 25               25
Gain on sale of loans                                       170             134             643                391              619
Gain (loss) on sale of mortgage-backed
  and investment securities                                   -              81               -              1,134              407
Net income                                                8,259           6,182          23,722             17,557           22,897

PER COMMON SHARE
------------------------------------------------------------------------------------------------------------------------------------
Net Income: (1)
                    Basic EPS                             $0.34           $0.28           $0.98              $0.80            $1.04
                    Diluted EPS                            0.33            0.27            0.95               0.78             1.01
Dividends declared (1)                                     0.08            0.07            0.24               0.20             0.28
Book value (1)                                            11.14            8.91           11.14               8.91            10.29
Stock price: (1)
                    High                                  33.07           25.87           33.07              25.87            28.85
                    Low                                   26.21           22.27           22.27              20.41            20.41
                    Close                                 30.55           24.79           30.55              24.79            28.51

AVERAGE FOR THE PERIOD (In Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Assets                                               $3,880,869      $3,430,108      $3,689,239         $3,285,858       $3,336,797
Loans receivable, net                                 2,805,926       2,501,748       2,642,416          2,365,363        2,424,354
Mortgage-backed securities                              657,055         498,839         653,088            468,492          466,035
Investments                                             140,148         209,950         125,273            228,878          227,328
Deposits                                              3,277,983       2,691,603       3,061,221          2,618,154        2,665,929
Borrowed funds                                          257,149         460,146         298,935            404,414          400,498
Stockholders' equity                                    277,408         197,062         266,436            192,764          199,273

SELECTED RATIOS
------------------------------------------------------------------------------------------------------------------------------------
Return on average assets                                   0.85%           0.72%           0.86%              0.71%            0.69%
Return on average equity                                  11.91%          12.55%          11.87%             12.14%           11.49%
Interest rate spread on average assets for the period      3.69%           3.42%           3.72%              3.29%            3.33%
Net yield on average interest earning assets for the
 period                                                    3.74%           3.46%           3.76%              3.32%            3.36%
Net yield on interest earning assets at end of period      3.59%           3.45%           3.59%              3.45%            3.59%
Interest rate spread at end of period                      3.55%           3.38%           3.55%              3.38%            3.53%
Ratio of interest earning assets to interest bearing
 liabilities at end of period                            101.64%         103.83%         101.64%            103.83%          100.12%
Ratio of non performing assets to total assets             0.10%           0.19%           0.10%              0.19%            0.19%
Ratio of valuation allowances to non performing assets   405.94%         204.99%         405.94%            204.99%          211.85%
Ratio of valuation allowances to loans receivable, net     0.54%           0.51%           0.54%              0.51%            0.53%
Stockholders' equity as a percentage of assets             7.10%           5.87%           7.10%              5.87%            7.24%

PERIOD END (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                         $3,939,945      $3,444,565      $3,939,945         $3,444,565       $3,470,539
Interest earning cash and investment securities          96,697         187,538          96,697            187,538          106,238
Mortgage-backed securities                              635,537         474,118         635,537            474,118          529,640
Loans receivable, net                                 2,896,565       2,555,173       2,896,565          2,555,173        2,556,700
Federal Home Loan Bank Stock                             12,694          19,263          12,694             19,263           17,399
Real estate owned and held for investment                 1,793               -           1,793                  -                -
Loan loss reserve                                        15,655          13,069          15,655             13,069           13,628
All other assets                                        296,659         208,473         296,659            208,473          260,562
Borrowed funds                                          265,070         475,386         265,070            475,386          350,560
Common shares outstanding                            25,100,515      22,697,919      25,100,515         22,697,919       24,425,050
Stockholders' equity                                    279,617         202,239         279,617            202,239          251,283

___________
(1) Reflects 3 for 2 stock split distributed in form of a stock dividend paid on January 14, 2005 to stockholders of record on December 31, 2004. Certain amounts in prior year have been reclassified to conform with the September 30, 2005 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Operating Data



                                                           Three Months Ended                         Nine Months Ended
                                                              September 30,                            September 30,
                                                       2005                 2004                2005                2004
                                                ---------------------------------------- ---------------------------------------
                                                            (In Thousands)                          (In Thousands)
Selected Operating Data:
     Interest income                                       $53,983              $42,986            $149,384            $120,139
     Interest expense                                       20,311               15,246              52,906              43,901
                                                -------------------  ------------------- ------------------- -------------------
     Net interest income before
          provision for loan losses                         33,672               27,740              96,478              76,238
     Provision for loan losses                                 304                  783               1,298               2,174
                                                -------------------  ------------------- ------------------- -------------------
     Net interest income after
          provision for loan losses                         33,368               26,957              95,180              74,064
                                                -------------------  ------------------- ------------------- -------------------
     Other income
          Fees on deposit accounts                           2,972                2,740               8,272               8,374
          Fees for other banking services                    3,250                2,830               9,371               8,499
          Gain on sale of loans                                170                  134                 643                 391
          Gain on sale of securities                             -                   81                   -               1,134
          All other income                                     540                  460               1,384               1,467
                                                -------------------  ------------------- ------------------- -------------------
                Total other income                           6,932                6,245              19,670              19,865
                                                -------------------  ------------------- ------------------- -------------------
     Operating expense
          Compensation and benefits                         15,073               13,110              43,237              37,576
          Occupancy and equipment                            5,484                4,403              15,301              12,356
          All other operating expense                        6,432                5,564              18,029              15,158
                                                -------------------  ------------------- ------------------- -------------------
                Total operating expense                     26,989               23,077              76,567              65,090
                                                -------------------  ------------------- ------------------- -------------------
     Income before taxes                                    13,311               10,125              38,283              28,839
     Provision for income taxes                             5,052                3,943              14,561              11,282

     Net income                                             $8,259               $6,182             $23,722             $17,557
                                                ===================  =================== =================== ===================
     Earnings per share: (1)
          Basic                                              $ .34                $ .28               $ .98               $ .80
                                                ===================  =================== =================== ===================
          Diluted                                            $ .33                $ .27               $ .95               $ .78
                                                ===================  =================== =================== ===================
     Shares used for EPS computations: (1)
          Basic                                         24,538,667           22,066,215          24,273,719          21,994,416
                                                ===================  =================== =================== ===================
          Diluted                                       25,257,742           22,717,519          24,910,007          22,634,965
                                                ===================  =================== =================== ===================

_______________
(1) Reflects 3 for 2 stock split distributed in the form of a stock dividend paid on January 14, 2005 to stockholders of record on December 31, 2004.

     Certain amounts in prior year have been reclassified to conform with the September 30, 2005 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Financial Data


                                                                       September 30,                     December 31,
                                                                            2005                             2004
                                                                     ----------------------------------------------------
                                                                                        (In Thousands)
Assets
Cash and interest earning deposits                                            $ 145,866                        $ 149,409
Assets available for sale                                                       439,257                          505,629
Assets held to maturity                                                         255,878                           89,167
Loans:
     Residential mortgage                                                     1,826,197                        1,715,636
     Commercial mortgage                                                      1,192,313                          972,546
     Consumer                                                                   285,749                          231,333
     Commercial business                                                        151,857                          125,791
                                                                     -------------------              -------------------
           Gross loans                                                        3,456,116                        3,045,306
     Less:
           Loans in process                                                     540,058                          472,324
           Deferred costs (income)                                                3,838                            2,654
           Allowance for loan losses                                             15,655                           13,628
                                                                     -------------------              -------------------
                 Loans, Net                                                   2,896,565                        2,556,700
                                                                     -------------------              -------------------
Office properties and equipment                                                  90,977                           83,439
FHLB stock                                                                       12,694                           17,399
REO                                                                               1,793                                -
All other assets                                                                 96,915                           68,796
                                                                     -------------------              -------------------
Total assets                                                                $ 3,939,945                      $ 3,470,539
                                                                     ===================              ===================
Liabilities and Equity
Liabilities:
Deposits:
     Checking, savings and money
           market accounts                                                  $ 2,532,082                      $ 2,182,020
     Certificates of deposit                                                    785,669                          632,650
                                                                     -------------------              -------------------
           Total deposits                                                     3,317,751                        2,814,670
     Repurchase agreements                                                       90,693                           46,097
     Borrowings from FHLB                                                       120,769                          250,855
     Subordinated debentures                                                     53,608                           53,608
     All other liabilities                                                       77,507                           54,026
                                                                     -------------------              -------------------
           Total liabilities                                                  3,660,328                        3,219,256
                                                                     -------------------              -------------------
     Stockholders' equity                                                       279,617                          251,283
                                                                     -------------------              -------------------
     Total liabilities and equity                                           $ 3,939,945                      $ 3,470,539
                                                                     ===================              ===================

Certain amounts in prior year have been reclassified to conform with the September 30, 2005 presentation.